                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)  March 31, 1998

                            DIGITAL LIGHTWAVE, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       000-21669                95-4313013
 (State or other jurisdiction      (Commission File Number)       (IRS Employer
     of incorporation or                                       Identification No.)
        organization)

                       601 Cleveland Street, Fifth Floor
                           Clearwater, Florida 33775
                                 (813) 442-6677
 (Address, including zip code, of principal executive offices and Registrant's telephone number, including area code)



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Item 5. Other Events

On March 31, 1998, the Company issued the following press release describing among other items, its actual results for its fiscal year ended December 31, 1997; an extension for filing the Form 10-K; and preliminary sales estimates for the first quarter of 1998.


Item 7. Financial Statements and Exhibits

(c)     Exhibits           Description
        --------           -----------

        Exhibits No.       Press release dated March 31, 1998

           99.1
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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             Digital Lightwave, Inc.


Date:  April 1, 1998                         /s/ Steven H. Grant
                                             ------------------------------
                                             Chief Financial Officer